Exhibit 10.1

Execution Version

$300,000,000

Endo Designated Activity Company

Endo Finance LLC

Endo Finco Inc.

5.875% Senior Secured Notes due 2024

Purchase Agreement

April 12, 2017

CITIGROUP GLOBAL MARKETS INC.

J.P. MORGAN SECURITIES LLC

As Representatives of the

several Initial Purchasers listed

in Schedule 1 hereto

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10170

Ladies and Gentlemen:

Endo Designated Activity Company, a designated activity company incorporated under the laws of Ireland (“Endo DAC”), Endo Finance LLC, a Delaware limited liability company (“Endo Finance”), and Endo Finco Inc., a Delaware corporation (“Endo Finco”, and together with Endo DAC and Endo Finance, the “Issuers”), each wholly-owned subsidiaries of Endo International plc, a public limited company incorporated under the laws of Ireland (“Endo”), propose to issue and sell (the “Offering”) to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representatives (the “Representatives”), $300,000,000 principal amount of their 5.875% Senior Secured Notes due 2024 (the “Securities”). The Securities will be issued pursuant to an Indenture, to be dated as of April 27, 2017 (the “Indenture”), among the Issuers, the Guarantors (as defined below) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and will be fully and unconditionally guaranteed (the “Guarantees”) as to the payment of principal, premium, if any, and interest on a senior secured basis, jointly and severally, by each of the guarantors listed on the signature pages of this Agreement (the “Guarantors”). Whenever the term “Guarantors” is used in this Agreement, it shall refer to those entities that are required to Guarantee the Securities pursuant to the Indenture.

The Issuers and the Guarantors shall, subject to and the terms of the Indenture and the Collateral Trust Agreement and subject to certain exceptions and agreed security principles,

grant liens on a first-priority (subject to permitted liens) basis on the Issuers’ and Guarantors’ right, title and interest in substantially all of their respective tangible and intangible assets, now existing or hereafter acquired and wherever located, in favor of the Collateral Trustee (as defined below) to secure on a pari passu basis the obligations under the New Credit Facilities (as defined below) and the obligations under the Securities and related Guarantees (excepting any Excluded Assets, the “Collateral”). In accordance with the terms of the Indenture and the Collateral Trustee Agreement, the Issuers and Guarantors shall grant liens on their right, title and interest in substantially all Collateral and certain other Collateral in the United States and Canada on the Closing Date (as defined below), in accordance with the terms of the Indenture and the Collateral Trust Agreement, in each case, subject to certain exceptions, to the extent such Collateral may be perfected pursuant to the filing of Uniform Comercial Code (“UCC”) financing statements or Personal Property Security Act (“PPSA”) filings, as applicable, and shall perfect the liens on such Collateral by UCC and PPSA filings, as applicable, on the Closing Date. The Issuers and Guarantors shall use commercially reasonable efforts to create and perfect liens on the Issuers’ and Guarantors’ right, title and interest in the Collateral, subject to certain agreed security principles and to the extent required by the Indenture, the New Credit Agreement and Security Documents, or within 150 days, or such longer period as may be permitted under the New Credit Agreement, after the Closing Date. The Security Documents (as defined in the Preliminary Offering Memorandum) will be subject to the provisions of a collateral trust agreement dated as of the Closing Date and entered into among the Issuer, the Guarantors, the Trustee, the administrative agent under the New Credit Agreement (as defined below) and Wilmington Trust, National Association, as collateral trustee (in such capacity, the “Collateral Trustee”) (the “Collateral Trust Agreement”).

On or about the Closing Date, Endo will enter into a new credit agreement (the “New Credit Agreement”) as the parent guarantor with Endo Luxembourg Finance Company I S.à r.l., a company duly incorporated under the laws of the Grand Duchy of Luxembourg, and Endo LLC, a Delaware limited liability company, as borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, issuing bank and swingline lender, providing for (i) a senior secured revolving credit facility in a principal amount of approximately $1,000.0 million (the “Revolving Credit Facility”) and (ii) a senior secured term loan B facility in a principal amount of approximately $3,415.0 million (the “Term Loan B Facility” and together with the Revolving Credit Facility, the “New Credit Facilities”).

This Agreement, the Securities, the Guarantees, the Indenture, the Security Documents and the Collateral Trust Agreement are collectively referred to herein as the “Transaction Documents” and the transactions contemplated by the Transaction Documents, including the Offering, the entry into the New Credit Facilities are collectively referred to as the “Transactions.”

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Issuers and the Guarantors have prepared a preliminary offering memorandum dated April 11, 2017 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Issuers, the Guarantors and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the

Issuers to the Initial Purchasers pursuant to the terms of this Purchase Agreement (the “Agreement”). The Issuers hereby confirm that they have authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

The Issuers hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1.    Purchase and Resale of the Securities.

(a)    The Issuers agree to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Issuers the respective principal amount of the Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 98.875% of the aggregate principal amount of the Securities thereof. The Issuers will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b)    The Issuers understand that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)    it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

(ii)    it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act; and

(iii)    it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

(A)    within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act

(“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

(B)    in accordance with the restrictions set forth in Annex C hereto.

(c)    Each Initial Purchaser acknowledges and agrees that the Issuers and, for purposes of the “no registration” opinions to be delivered to the Initial Purchasers pursuant to Sections 6(g)(i) and 6(h), counsel for the Issuers and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

(d)    The Issuers and the Guarantors acknowledge and agree that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(e)    The Issuers and the Guarantors acknowledge and agree that the Initial Purchasers are acting solely in the capacity of an arm’s length contractual counterparty to the Issuers and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as financial advisors or fiduciaries to, or agents of, the Issuers, the Guarantors or any other person. Additionally, neither the Representatives nor any other Initial Purchaser is advising the Issuers, the Guarantors, or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Issuers and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representatives nor any other Initial Purchaser shall have any responsibility or liability to the Issuers and the Guarantors with respect thereto. Any review by the Representatives or any Initial Purchaser of the Issuers and the Guarantors and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representatives or such Initial Purchaser, as the case may be, and shall not be on behalf of the Issuers, the Guarantors or any other person.

2.    Payment and Delivery.

(a)    Payment for and delivery of the Securities will be made at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, NY 10022 at 10:00 A.M., New York City time, on April 27, 2017, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Issuers may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date”.

(b)    Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Issuers to the Representatives against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Issuers. The Global Note will be made available for inspection by the Representatives not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

3.    Representations and Warranties of the Issuers and the Guarantors .. Each of the Issuers and the Guarantors jointly and severally represent and warrant to each Initial Purchaser that:

(a)    Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Issuers and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum.

(b)    Additional Written Communications. The Issuers and the Guarantors (including their agents and representatives, other than the Initial Purchasers in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Issuers and the Guarantors or their agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such Issuer Written Communication, when taken together with the Time of Sale Information, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Issuers and the Guarantors make no representation and warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through the Representatives expressly for use in any Issuer Written Communication. Any information in an Issuer Written Communication that is not otherwise included or incorporated by reference in the Time of Sale Information and the Offering Memorandum does not conflict with the information contained in the Time of Sale Information or the Offering Memorandum.

(c)    Incorporated Documents. The documents incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, when filed with the Securities and Exchange Commission (the “Commission”), conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act, and the rules and regulations of the

Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)    Preparation of the Financial Statements. The audited consolidated financial statements and related notes of Endo and its subsidiaries, contained or incorporated by reference in the Time of Sale Information and the Offering Memorandum (collectively, the “Financial Statements”) present fairly in all material respects the financial position, results of operations, cash flows and changes in shareholders’ equity of Endo and its consolidated subsidiaries, as of the dates and for the periods to which they apply and such financial statements of Endo, have been prepared in accordance with GAAP, consistently applied throughout the periods involved (except as otherwise expressly disclosed in the notes thereto). The financial data set forth under “Summary Consolidated Financial Data of Endo International” included in the Time of Sale Information and the Offering Memorandum have been prepared on a basis consistent with that of the Financial Statements and present fairly in all material respects the financial position and results of operations of Endo and its consolidated subsidiaries. All other financial, statistical and market and industry-related data included or incorporated by reference in the Time of Sale Information and the Offering Memorandum are fairly presented and are based on or derived from sources that the Issuers and Endo believe to be reliable and accurate in all material respects.

(e)    No Material Adverse Change. Since the date of the most recent financial statements of Endo included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum (i) there has not been any material change in the share capital, capital stock or increase in the long-term debt of Endo or any of its subsidiaries or any dividend or distribution of any kind declared, set aside for payment, paid or made by Endo on any class of share capital or capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, results of operations or prospects of Endo and its subsidiaries taken as a whole; (ii) neither Endo nor any of its subsidiaries has entered into any transaction or agreement that is material to Endo and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to Endo and its subsidiaries taken as a whole; and (iii) neither Endo nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case under clauses (i), (ii) and (iii), as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum.

(f)    Organization and Good Standing. Each of the Issuers and the Guarantors have been duly incorporated or organized and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization (to the extent such concept is applicable in the relevant jurisdiction), are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, in good standing or have such power or authority could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of Endo and its subsidiaries taken as a whole or on the performance by the Issuers and the Guarantors of their obligations under the Transaction Documents (a “Material Adverse Effect”). Endo does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 2 to this Agreement.

(g)    Capitalization. Endo has an authorized capitalization as set forth in each of the Time of Sale Information and the Offering Memorandum under the heading “Capitalization” in the “Actual” column; and all the outstanding shares of capital stock or other equity interests of each subsidiary of Endo have been duly and validly authorized and issued, are fully paid and non-assessable and are not subject to any pre-emptive or similar rights, and except as otherwise described in each of the Time of Sale Information and the Offering Memorandum, are owned directly or indirectly by Endo, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer (other than transfer restrictions under applicable securities laws and Permitted Liens as described in each of the Time of Sale Information and the Offering Memorandum) or any other claim of any third party.

(h)    Due Authorization. As of the Closing Date, each of the Issuers and the Guarantors will have full right, power and authority to execute and deliver the Transaction Documents, as applicable, and to perform their respective obligations hereunder and thereunder and all action required to be taken by the Issuers and the Guarantors will have been duly and validly taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the Transactions.

(i)    The Indenture. The Indenture has been duly authorized by the Issuers and, as of the Closing Date will have been duly authorized by each of the Guarantors and, when duly executed and delivered in accordance with its terms by the each of the parties thereto, will constitute a valid and legally binding agreement of the Issuers and each of the Guarantors, enforceable against the Issuers and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally or by general equitable principles (whether considered in a proceeding in equity or law) relating to enforceability (collectively, the “Enforceability Exceptions”).

(j)    The Securities and the Guarantees. The Securities have been duly authorized and ratified by the Issuers and, as of the Closing Date, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuers enforceable against the Issuers in accordance with their terms, subject to the Enforceability Exceptions, and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein and when the Indenture has been duly executed and delivered, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(k)    Security Documents. Each of the Security Documents has been duly authorized by the Issuers and, as of the Closing Date, will have been duly authorized by each of the Guarantors, and, as of the Closing Date, any such Security Document required under the Indenture and the Collateral Trust Agreement to be entered on the Closing Date by any Issuer or Guarantor formed under the laws of the United States or Canada (or a subdivision thereof) will have been executed and delivered by such Issuer or Guarantor party thereto and will constitute a valid and legally binding agreement of such Issuer or Guarantor party thereto and will create legal and valid security interests in the Collateral held by such Issuer or Guarantor that is secured under such Security Document in favor of the Collateral Trustee, for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement), enforceable against such Issuer or Guarantor party thereto in accordance with its terms, subject to appropriate filings having been made and any other actions necessary or required to perfect the security interests in such Collateral held by such Issuer or Guarantor secured by such Security Document having been taken within the prescribed time limits in accordance provided in the Indenture, the Collateral Trust Agreement and such Security Document and except as enforceability may be limited by the Enforceability Exceptions; and such Security Documents will conform in all material respects to the description thereof in the Time of Sale Information and the Offering Memorandum.

(l)    Purchase Agreement. As of the Closing Date, this Agreement will have been duly authorized, ratified, executed and delivered by the Issuers and each of the Guarantors.

(m)    Descriptions of the Transaction Documents. The statements included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum describing the Transaction Documents, insofar as such statements summarize certain provisions of the Transaction Documents, are accurate summaries of such provisions in all material respects.

(n)    UCC and PPSA filings. Upon the filing of UCC financing statements naming as debtor the Issuers and Guarantors formed under the laws of the United States (or any subdivision thereof) and PPSA filings naming as debtor the Guarantors formed under the laws of Canada (or any subdivision thereof) in the filing offices identified in the applicable Security Documents to be entered on the Closing Date by such Issuer or Guarantor, the security interests of the Collateral Trustee in all Collateral of such Issuer or Guarantor that can be perfected by the filing of a UCC financing statement under the UCC as in effect (in the case of Issuers and Guarantors formed under the laws of the United States) or the filing of a PPSA filing under the PPSA as in effect (in the case of Issuers and Guarantors formed under the laws of Canada) will constitute a valid and perfected security interest in such Collateral held by such Issuer or Guarantor. As of the Closing Date or within 150 days from the Closing Date (or such longer period as may be permitted under the New Credit Agreement), with respect to the Collateral held by the Issuers or Guarantors that is required to be pledged and/or perfected by the Indenture, subject in any event to the Agreed Security Principles and the terms of the Indenture, the filing of all necessary UCC financing statements, PPSA filings or equivalent filings in the filing offices identified in the applicable Security Documents entered by such Issuers and Guarantors and other filings and actions required by the Indenture and such Security Documents to perfect the security interests in such Collateral held by such Issuers and Guarantors, will have been duly made and will be in full force and effect.

(o)    No Violation or Default. None of the Issuers, the Guarantors nor any of their respective subsidiaries is (i) in violation of its memorandum and articles of association, charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuers, the Guarantors or any of their respective subsidiaries is a party or by which the Issuers, the Guarantors or any of their respective subsidiaries is bound or to which any of the property or assets of the Issuers, the Guarantors or any of their respective subsidiaries is subject; or (iii) in violation of any applicable law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)    No Conflicts. The execution, delivery and performance by the Issuers and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by the Issuers and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuers, the Guarantors, or any of their respective subsidiaries (other than any lien, charge or encumbrance created, imposed or intended to be created or imposed by the Transaction Documents or any Permitted Liens) pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuers, the Guarantors or any of their respective subsidiaries is a party or by which the Issuers, the Guarantors or any of their respective subsidiaries is bound or to which any of the property or assets of the Issuers, the Guarantors or any of their respective subsidiaries is subject, (ii) result in any violation of the provisions of the memorandum and articles of association, charter or by-laws or similar organizational documents of the Issuers, the Guarantors or any of their respective subsidiaries, or (iii) assuming the accuracy of, and the Initial Purchasers’ compliance with, the representations, warranties and agreements of the Initial Purchasers herein, result in the violation of any applicable law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q)    No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for (i) the execution, delivery and performance by the Issuers and each of the Guarantors of each of the Transaction Documents to which each is a party, (ii) the issuance and sale of the Securities (including the Guarantees), (iii) the grant or perfection of security interests in any Collateral pursuant to the Security Documents, and (iv) compliance by the Issuers and each of the Guarantors with the terms thereof and the consummation of the Transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications (i) as have been obtained or made, (ii) contemplated by the Security Documents and (iii) as may be required under applicable state securities or Blue Sky laws in connection with the purchase and resale of the Securities by the Initial Purchasers.

(r)    Legal Proceedings. Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Issuers, the Guarantors or any of their respective subsidiaries is or may be a party or to which any property of the Issuers, the Guarantors or any of their respective subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Issuers, the Guarantors or any of their respective subsidiaries, could reasonably be expected to have a Material Adverse Effect; and no such investigations, actions, suits or proceedings with respect to the Issuers, the Guarantors or any of their respective subsidiaries are threatened or, to the knowledge of the Issuers and each of the Guarantors, contemplated by any governmental or regulatory authority or by others.

(s)    Independent Registered Public Accounting Firm. PricewaterhouseCoopers, LLP, who have been engaged to audit certain financial statements of Endo and its subsidiaries, are an independent registered public accounting firm with respect to Endo and its subsidiaries, within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(t)    Title to Real and Personal Property. The Issuers, the Guarantors and their respective subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Issuers, the Guarantors and their respective subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title (other than Permitted Liens) except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Issuers, the Guarantors and their respective subsidiaries, or (ii) could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(u)    Title to Intellectual Property. The Issuers, the Guarantors and their respective subsidiaries own or have the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide proprietary rights (collectively, “Intellectual Property”) used in the conduct of their respective businesses, except where the failure to own or possess such rights could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the conduct of the businesses of the Issuers, the Guarantors and their respective subsidiaries does not infringe, misappropriate or violate any Intellectual Property rights of others, and the Issuers, the Guarantors and their respective subsidiaries have not received any notice of any claim of infringement, misappropriation or violation of any such rights of others, in each case, which infringement, misappropriation or violation, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect. Except as otherwise disclosed in each of the Time of Sale and the Offering Memorandum, to the knowledge of the Issuers and the Guarantors, the Intellectual Property of the Issuers, the Guarantors and their respective subsidiaries is not being infringed, misappropriated or otherwise violated by any person, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(v)    No Undisclosed Relationships. No relationship, direct or indirect, exists between or among Endo or any of its subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of Endo or any of its subsidiaries, on the other, that would be required by the Securities Act to be described in a registration statement to be filed with the Commission and that is not so described in each of the Time of Sale Information and the Offering Memorandum.

(w)    Investment Company Act. Neither the Issuers nor any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(x)    Taxes. The Issuers, the Guarantors and their respective subsidiaries have timely paid all federal, state, local and foreign taxes (whether imposed directly or indirectly or through withholding and including any interest, additions to tax, or penalties applicable thereto) and filed all tax returns required to be paid or filed through the date hereof, except in any case in which the failure so to pay such taxes or to file such returns could not reasonably be expected to have a Material Adverse Effect; and except as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Issuers, the Guarantors and their respective subsidiaries or any of their respective properties or assets, except as could not reasonably be expected to have a Material Adverse Effect.

(y)    Licenses and Permits. Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Issuers, the Guarantors and their respective subsidiaries possess all licenses, exemptions, clearances, approvals, registrations, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Time of Sale Information and the Offering Memorandum (“Permits”), and all such Permits are in full force and effect; and except as described in each of the Time of Sale Information and the Offering Memorandum, none of the Issuers, the Guarantors and their respective subsidiaries has received notice of any revocation or modification of any such Permit or has any reason to believe that any such Permit will not be renewed in the ordinary course.

(z)    FDA Compliance. Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum, the Issuers, the Guarantors and their respective subsidiaries (i) are and at all times have been in material compliance with all statutes, rules or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product under development, manufactured or distributed by or on behalf of the Issuers, the Guarantors and their respective subsidiaries (“Industry Laws”); (ii) have not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the U.S. Food and Drug Administration (the “FDA”) or any other federal, state, local or foreign governmental or regulatory authority alleging or asserting noncompliance with any Industry Laws or any licenses, certificates, approvals, clearances, authorizations, permits, registrations and supplements or amendments thereto required by any such Industry Laws (“Healthcare Permits”) that have not been resolved to the satisfaction of the FDA or other relevant authority; (iii) possess all Healthcare Permits, which are valid and in full force and effect, and are not in violation of any term of any such Healthcare Permit; (iv) have not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA or any other federal, state, local or foreign governmental or regulatory authority or third party alleging that any product, operation or activity of the Issuers, the Guarantors or any of their respective subsidiaries is in violation of any Industry Laws or Healthcare Permits that have not been resolved to the satisfaction of the FDA or other relevant authority, and have no knowledge that the FDA or any other federal, state, local or foreign governmental or regulatory authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v) have not received notice that the FDA or any other federal, state, local or foreign governmental or regulatory authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Healthcare Permit, and have no knowledge that the FDA or any other federal, state, local or foreign governmental or regulatory authority is considering such action; (vi) have filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Industry Laws or Healthcare Permits, and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and (vii) to their knowledge, have not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, correction, market withdrawal or replacement, safety alert, post-sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product of the Issuers, the Guarantors any of their respective subsidiaries or any alleged defect or violation of any such product and, to the knowledge of the Issuers or any of the Guarantors, no third party has initiated, conducted or intends to initiate any such notice or action.

(aa)    Clinical Studies. (i) To the Issuers’ knowledge, the preclinical and clinical trials conducted by or on behalf of the Issuers, the Guarantors and their respective subsidiaries were and, if still ongoing, are being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all Industry Laws and Healthcare Permits, including, without limitation, the Federal Food, Drug and Cosmetic Act and the rules and regulations promulgated thereunder; (ii) the descriptions of the results of such studies, tests and trials contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum are accurate and complete in all material respects and fairly present the data derived from such studies, tests and trials; (iii) except to the extent disclosed in each of the Time of Sale Information and the Offering Memorandum, the Issuers, the Guarantors and their respective subsidiaries are not aware of any studies, tests or trials, the results of which the Issuers, the Guarantors and their respective subsidiaries believe reasonably call into question the study, test, or trial results described or referred to in each of the Time of Sale Information and the Offering Memorandum when viewed in the context in which such results are described and the clinical state of development; and (iv) except to the extent disclosed in each of the Time of Sale Information and the Offering Memorandum, since December 31, 2009, none of the Issuers, the Guarantors nor any of their respective subsidiaries has received any notices or correspondence from the FDA or any other federal, state, local or foreign governmental or regulatory authority requiring the termination, suspension or material modification of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Issuers, the Guarantors and their respective subsidiaries, as applicable.

(bb)    General Healthcare Regulatory Compliance. Except to the extent disclosed in each of the Time of Sale Information and the Offering Memorandum, (i) each of the Issuers, the Guarantors and their respective subsidiaries and, to the knowledge of the Issuers and the Guarantors, the respective directors, officers, employees, and agents of each of the Issuers, the Guarantors and their respective subsidiaries is, and at all times has been, in material compliance with all applicable healthcare laws and regulations, including, without limitation, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Anti-Inducement Law (42 U.S.C. § 1320a-7a(a)(5)), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the administrative False Claims Law (42 U.S.C. § 1320a-7b(a)), the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.), as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. §§ 17921 et seq.), the exclusion laws (42 U.S.C. § 1320a-7), and the Food, Drug, and Cosmetic Act (21 U.S.C. §§ 301 et seq.), Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), the regulations promulgated pursuant to such laws, and any other state or federal law, accreditation standards, regulation, guidance document, manual provision, program memorandum, opinion letter, or other issuance which regulates the manufacturing, development, testing, labeling, marketing or distribution of pharmaceutical or medical device products, kickbacks, patient or program charges, recordkeeping, claims process, documentation requirements, medical necessity, referrals, the hiring of employees or acquisition of services or supplies from those who have been excluded from government health care programs, quality, safety, privacy, security, licensure, accreditation or any other aspect of providing health care or pharmaceutical or medical device services (collectively, the “Health Care Laws”); (ii) none of the Issuers, the Guarantors nor any of their respective subsidiaries nor, to the knowledge of the Issuers and the Guarantors, any director, officer, employee, agent, employee or affiliate of the Issuers, the Guarantors or any of their respective subsidiaries have committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA or any other governmental or regulatory authority to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities,” or similar policies, set forth in any Health Care Law; (iii) none of the Issuers, the Guarantors nor any of their respective subsidiaries nor, to the knowledge of the Issuers and the Guarantors, any director, officer, employee, agent or affiliate of the Issuers, the Guarantors or any of their respective subsidiaries has been convicted of any crime or engaged in any conduct that has resulted, or would reasonably be expected to result, in material debarment or exclusion under any Health Care Law, including, without limitation, 21 U.S.C. Section 335a; (iv) no claims, actions, proceedings or investigations that would reasonably be expected to result in such a material debarment or exclusion are pending or, to the knowledge of the Issuers and the Guarantors, threatened, against the Issuers, the

Guarantors or any of their respective subsidiaries or, to the knowledge of the Issuers and the Guarantors, any director, officer, employee, agent, employee or affiliate of the Issuers, the Guarantors or any of their respective subsidiaries; (v) none of the Issuers, the Guarantors nor any of their respective subsidiaries has received any notification, correspondence or any other written or oral communication from any governmental or regulatory entity (including, without limitation, the FDA, the Centers for Medicare and Medicaid Services, and the Department of Health and Human Services Office of Inspector General) of potential or actual material non-compliance by, or liability of, the Issuers, the Guarantors or any of their respective subsidiaries, as applicable, under any Health Care Law; and (vi) none of the Issuers, the Guarantors nor any of their respective subsidiaries is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory entity.

(cc)    No Labor Disputes. No labor disturbance by or dispute with employees of the Issuers, the Guarantors or any of their respective subsidiaries exists or, to the knowledge of the Issuers and the Guarantors, is contemplated or threatened and none of the Issuers or any Guarantor is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Issuers’, Guarantors’ or any of their respective subsidiaries’ principal suppliers, contractors or customers, in each case except as could not reasonably be expected to have a Material Adverse Effect.

(dd)    Compliance With Environmental Laws. Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Issuers, the Guarantors and their respective subsidiaries (a) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, ordinances, requirements, decisions and orders relating to pollution, the protection of human health or safety, the environment, and natural resources, the use, handling, processing, distribution, transportation, treatment, storage, emission, discharge, disposal or release of, or exposure to, any hazardous or toxic materials, substances or wastes, pollutants or contaminants (“Hazardous Materials”) (such laws, rules, regulations, ordinances, requirements, decisions and orders are referred to, collectively, as “Environmental Laws”), (b) have received, maintain in full force and effect and are in compliance with all permits, licenses, certificates or other authorizations or approvals required under applicable Environmental Laws to conduct their respective businesses, (c) do not own, operate or use any real property that contains any Hazardous Materials in amounts or under conditions that could reasonably be expected to result in liability under any Environmental Law, (d) are not subject to any claim or legal proceeding relating to Environmental Laws or Hazardous Materials, including any claim or legal proceeding with respect to violation of Environmental Law, liability as a “potentially responsible party”, costs of investigating or remediating sites containing Hazardous Materials, damages to natural resources and/or to any actual or alleged exposure to Hazardous Materials, and (e) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of Hazardous Materials, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Issuers, the Guarantors or any of their respective subsidiaries; and (iii) except as described in each of the Time of Sale Information and the Offering Memorandum, (x) there are no proceedings that are pending, or that are known to be contemplated, against the Issuers, the

Guarantors or any of their respective subsidiaries under any Environmental Laws in which a governmental entity is also a party, (y) the Issuers, the Guarantors and their respective subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning Hazardous Materials, and (z) none of the Issuers, the Guarantors nor their respective subsidiaries anticipates capital expenditures relating to any current or pending Environmental Laws.

(ee)    Compliance With ERISA. Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which Endo or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code, whether or not waived, has occurred or is reasonably expected to occur; (iv) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur; and (vi) neither Endo nor any member of its Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA).

(ff)    Disclosure Controls. Endo and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by Endo in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to Endo’s management as appropriate to allow timely decisions regarding required disclosure. Endo and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(gg)    Accounting Controls. Endo and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Endo and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(hh)    Insurance. The Issuers, the Guarantors and their respective subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as Endo’s management reasonably believes are adequate to protect the Issuers, the Guarantors and their respective subsidiaries, as well as their respective businesses; and none of the Issuers, the Guarantors nor any of their respective subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(ii)    No Unlawful Payments. Neither the Issuers nor any of their subsidiaries, nor, to the knowledge of the Issuers and each of the Guarantors, any director, officer, employee, agent or affiliate acting on behalf of the Issuers or any of their subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Issuers and their subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(jj)    Compliance with Money Laundering Laws. The operations of the Issuers, Guarantors and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including, to the extent applicable, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Issuers, Guarantors or any of their respective subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuers, Guarantors or any of their respective subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Issuers or any of the Guarantors, threatened.

(kk)    Compliance with OFAC. Neither the Issuers nor any of their subsidiaries, nor, to the knowledge of the Issuers or any of the Guarantors, any directors, officers, employees, agent or affiliate acting on behalf of the Issuers or any of their subsidiaries is currently the subject or the target of any economic or financial sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, or Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor are the Issuers, any of their subsidiaries or any of the Guarantors located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, Syria and the Crimea region of Ukraine (each, a “Sanctioned Country”); and the Issuers will not, directly or indirectly, use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, in violation of applicable Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country in violation of applicable Sanctions or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of applicable Sanctions. For the past five years, the Issuers and their subsidiaries have not knowingly engaged in, are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country in violation of applicable Sanctions.

(ll)    Solvency. On and immediately after the Closing Date, the Issuers (after giving effect to the issuance of the Securities and the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Issuers is not less than the total amount required to pay the liabilities of the Issuers on their total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Issuers are able to realize upon their assets and pay their debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, the Issuers are not incurring debts or liabilities beyond their ability to pay as such debts and liabilities mature; (iv) the Issuers are not engaged in any business or transaction, and do not propose to engage in any business or transaction, for which their property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Issuers are engaged; and (v) the Issuers are not defendants in any civil action that would result in a judgment that the Issuers are or would become unable to satisfy. For purposes of this paragraph, references to the Issuers refer to the Issuers and their subsidiaries on a consolidated basis.

(mm)    Senior Indebtedness. The Securities constitute “senior indebtedness” as such term is defined in any indenture or agreement governing any outstanding subordinated indebtedness of the Issuers or the Guarantors.

(nn)    No Restrictions on Subsidiaries. Other than as described in the Time of Sale Information and the Offering Memorandum, no subsidiary of the Issuers and each Guarantor is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is or will be a party, as the case may be, or is or will be subject, as the case may be, from paying any dividends to the Issuers and each Guarantor, as applicable, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Issuers and each Guarantor, as applicable, any loans or advances to such subsidiary from the Issuers and each Guarantor, as applicable, or from transferring any of such subsidiary’s properties or assets to the Issuers and each Guarantor, as applicable, or any other subsidiary of the Issuers and each Guarantor, as applicable.

(oo)    No Broker’s Fees. None of the Issuers, the Guarantors nor any of their respective subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(pp)    Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(qq)    No Integration. Neither the Issuers nor any of their affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(rr)    No General Solicitation or Directed Selling Efforts. None of the Issuers or any of their respective affiliates nor any other person acting on behalf of the Issuers or any of their respective affiliates (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(ss)    Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(tt)    No Stabilization. None of the Issuers or any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(uu)    Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Issuers as described in each of the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(vv)    Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Time of Sale Information or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ww)    Sarbanes-Oxley Act. There is and has been no failure on the part of the Issuers or any of the Issuers’ directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(xx)    Summaries of Certain Information. The statements set forth in the Offering Memorandum under the captions “Description of the Notes,” “Description of Other Indebtedness” and “Taxation,” insofar as they constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present, in all material respects, the information called for with respect to such legal matters, documents or proceedings.

(yy)    Payments. Except as otherwise disclosed in each of the Time of Sale Information and the Offering Memorandum, under the current laws and regulations of Ireland and any political subdivision thereof or therein having the power to tax, all interest payable on the Securities shall be paid in U.S. Dollars that may be converted into another currency and freely transferred out of such jurisdiction, and all such payments will be made free and clear, and without any deduction or withholding for or on account of, any current or future taxies, levies, imposts, duties, charges or other deductions or withholdings levied in Ireland or any political subdivision thereof or therein having the power to tax and without the necessity of obtaining any governmental authorization in Ireland or any political subdivision thereof or therein having the power to tax.

4.    Further Agreements of the Issuers and the Guarantors. The Issuers and each of the Guarantors jointly and severally covenant and agree with each Initial Purchaser that:

(a)    Delivery of Copies. The Issuers will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representatives may reasonably request.

(b)    Offering Memorandum, Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Issuers will furnish to the Representatives and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or allow to be filed any such document with the Commission to which the Representatives reasonably objects; provided, that after furnishing a copy thereof to the Representatives and counsel for the Initial Purchasers within a reasonable period for review, the Issuers may make such filings with the Commission that, in the reasonable opinion of the Issuers’ outside counsel, are required to be filed under Section 13 or 15(d) of the Exchange Act.

(c)    Additional Written Communications. Before using, authorizing, approving or referring to any Issuer Written Communication, the Issuers and the Guarantors will furnish to the Representatives and counsel for the Initial Purchasers a copy of such written communication for review and will not use, authorize, approve or refer to any such written communication to which the Representatives reasonably object.

(d)    Notice to the Representatives. The Issuers will advise the Representatives promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Issuers of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Issuers will use their reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)    Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information to comply with law, the Issuers will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to any of the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f)    Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Issuers will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(g)    Blue Sky Compliance. The Issuers will cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify or register (or to obtain exemption from qualifying or registering) the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications, registrations and exemptions in effect so long as required for the offering and resale of the Securities; provided, that neither the Issuers nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h)    Clear Market. During the period from the date hereof through and including the date that is 30 days after the date hereof, the Issuers and each of the Guarantors will not, without the prior written consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any debt securities that are (i) substantially similar to the Securities (for the avoidance of doubt, debt securities convertible for capital stock of the Issuers shall not be “substantially similar” to the Securities for purposes of this paragraph (h)) and (ii) issued or guaranteed by the Issuers or any of the Guarantors and have a tenor of more than one year. This provision shall not restrict loans paid off by the Issuers or any of their subsidiaries in the ordinary course of business or the entering into of commitment papers for future financings.

(i)    Use of Proceeds. The net proceeds from the sale of the Securities will be applied as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of Proceeds”.

(j)    Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuers and each of the Guarantors will, during any period in which the Issuers are not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k)    DTC. The Issuers will assist the Initial Purchasers in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l)    No Resales by the Issuers. The Issuers will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Issuers or any of their affiliates and resold in a transaction registered under the Securities Act.

(m)    No Integration. Neither the Issuers nor any of their affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(n)    No General Solicitation or Directed Selling Efforts. None of the Issuers or any of their affiliates or any other person acting on their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) with respect to those Securities offered or sold in reliance upon Regulation S, engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o)    No Stabilization. Neither the Issuers nor any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(p)    Payments. The Issuers and each of the Guarantors agrees that all amounts payable to the Initial Purchaser pursuant to this Agreement shall be paid in U.S. Dollars and free and clear of, and without any deduction or withholding for or on account of, any current or future taxes, levies, imposts, duties, charges or other deductions or withholdings levied in Ireland or any jurisdiction from or through which payment is made, or, in each case, any political subdivision thereof or therein, having the power to tax, unless such deduction or withholding is required by applicable law, in which event the Issuers and the Guarantors, as applicable, will pay additional amounts so that the Initial Purchasers will receive the amount that they would otherwise have received but for such deduction or withholding.

(q)    Post-Closing Security Documents. To the extent any security interest in the Collateral is not created or perfected, or related Security Documents are not provided at or prior to the Closing Date, the Issuer and the Guarantors will use their commercially reasonable efforts to have all such security interests in the Collateral created or perfected, and to have such related

Security Documents provided, in each case to the extent required by the Indenture and the Security Documents, within 150 days of the Closing Date, or such longer period as may be permitted under the New Credit Agreement, after the Closing Date, and to continue to use commercially reasonable efforts to take such actions to the extent such security interest in the Collateral has not been created or perfected and such related Security Documents have not been provided within 150 days following the Closing Date, or such longer period as may be permitted under the New Credit Agreement, after the Closing Date; provided that this provision does not apply with respect to any security interest which is not required to be created or perfected, any document that is not required to be entered or any action that is not required to be taken, in each case, pursuant to the agreed security principles or the terms of the Indenture, the Security Documents or the Collateral Trust Agreement.

5.    Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby, severally and not jointly, represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) a written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Issuers in advance in writing or (v) any written communication relating to or that contains the preliminary or final terms of the Securities or their offering and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum.

6.    Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the Issuers and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)    Representations and Warranties. The representations and warranties of the Issuers and the Guarantors contained herein shall be true and correct on the date hereof and as of the Closing Date, and the statements of the Issuers, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b)    No Downgrade. From and after the Time of Sale and on or prior to the Closing Date, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Issuers or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined in Section 3(a)(62) of the Exchange Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Issuers or any of their subsidiaries (other than an announcement with positive implications of a possible upgrading).

(c)    No Material Adverse Change. For the period from and after the Time of Sale and on or prior to the Closing Date, no event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d)    Officer’s Certificate. The Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Issuers who has specific knowledge of the Issuers’ financial matters and is satisfactory to the Representatives (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Issuers and the Guarantors in this Agreement are true and correct and that the Issuers and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date, and (iii) to the effect set forth in paragraphs (b) and (c) above.

(e)    Chief Financial Officer’s Certificate. The Representatives shall have received from the principal financial or accounting officer of Endo Designated Activity Company, (i) a certificate, dated the date hereof, in form and substance reasonably satisfactory to the Representatives, with respect to certain financial information of Endo, and (ii) a certificate, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that the principal financial or accounting officer reaffirms the statements made in the letter furnished pursuant to clause (i) with respect to certain financial information of Endo.

(f)    Comfort Letters. On the date of this Agreement and on the Closing Date, PricewaterhouseCoopers, LLP shall have furnished to the Representatives, at the request of Endo, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of Endo and its subsidiaries, contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum; provided, that the letters delivered on the Closing Date shall use a “cut-off” date no more than four business days prior to the Closing Date.

(g)    Opinion and 10b-5 Statements of Counsel for the Issuers and the Guarantors. (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Issuers and the Guarantors, shall have furnished to the Representatives, at the request of the Issuers, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, (ii) Matthew J. Maletta, Executive Vice President and Chief Legal Officer of Endo, shall have furnished to the Representatives his written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, (iii) Arnold & Porter Kaye Scholer LLP, regulatory counsel for the Issuers, shall have furnished to the

Representatives, at the request of the Issuers, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, (iv) Elvinger, Hoss & Prussen, Luxembourg counsel for the Issuers, shall have furnished to the Representatives, at the request of the Issuers, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, (v) A&L Goodbody, Irish counsel for the Issuers, shall have furnished to the Representatives, at the request of the Issuers, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, (vi) Torys LLP, Canadian counsel for the Issuers, shall have furnished to the Representatives, at the request of the Issuers, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, (vii) Appleby (Bermuda) Limited, Bermudan counsel for the Issuers, shall have furnished to the Representatives, at the request of the Issuers, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, (viii) Donahue & Partners LLP, Dutch counsel for the Issuers, shall have furnished to the Representatives, at the request of the Issuers, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, (ix) Dr. K. Chrysostomides & Co LLC, Cyprus counsel for the Issuers, shall have furnished to the Representatives, at the request of the Issuers, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives and (x) Skadden, Arps, Slate, Meagher & Flom LLP, English counsel for the Issuers, shall have furnished to the Representatives, at the request of the Issuers, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives.

(h)    Opinion and 10b-5 Statement of Counsel for the Initial Purchasers. The Representatives shall have received on and as of the Closing Date an opinion and 10b-5 statement of Latham & Watkins LLP, counsel for the Initial Purchasers, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i)    No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

(j)    Good Standing. The Representatives shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Issuers and the Guarantors (to the extent such concept is applicable in the relevant jurisdiction) in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(k)    DTC. The Securities shall be eligible for clearance and settlement through DTC.

(l)    Reserved.

(m)    Collateral. The Collateral Trustee shall have received and the Initial Purchasers shall have received a copy at the Closing Date of:

(i)	appropriately completed copies, which have been duly authorized for filing by the appropriate person, of (a) Form UCC-1 financing statements naming the Issuers and the Guarantors, as applicable, formed under the laws of the United States (or a subdivision thereof) as a debtor and the Collateral Trustee as the secured party and (b) PPSA filings naming the Guarantors formed under the laws of Canada (or a subdivision thereof) as a debtor the Collateral Trustee as the secured party;

(ii)	in connection with the termination of the existing credit agreement, dated February 28, 2014 (as amended, supplemented or otherwise modified from time to time), among Endo DAC, certain subsidiaries of Endo DAC, the lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent, collateral agent, issuing bank and swingline lender (the “Existing Credit Agreement”), appropriately completed copies, which have been duly authorized for filing by the appropriate person, of Form UCC-3 termination statements or PPSA termination filings identifying each applicable Issuer or Guarantor as a debtor necessary to release the liens on the Collateral securing the Existing Credit Agreement and perfected pursuant to a Form UCC-1 filing or PPSA filings, as applicable, naming such Issuer or Guarantor as a debtor;

(iii)	certified copies of customary UCC and federal tax lien search results with respect any applicable Issuer or Guarantor; and

(iv)	copies of customary intellectual property search results listing all intellectual property registered to the Issuers and the Guarantors with the United States Patent and Trademark Office.

(n)    No Liens. The Collateral Trustee and its counsel shall be satisfied that no lien exists on any of the Collateral other than (i) the liens created in favor of the Collateral Trustee, for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement), pursuant to a Security Document, (ii) liens securing the New Credit Agreement, (iii) Permitted Liens and such other liens as are contemplated or permitted by the Security Documents or the Indenture and (iv) liens securing the obligations under the Existing Credit Agreement; provided that such liens shall be released on the Closing Date.

(o)    Transaction Documents. As of the Closing Date, the Initial Purchasers shall have received duly executed copies of the Securities, Guarantees, Indenture and the Security Documents, each in form and substance reasonably satisfactory to the Initial Purchasers.

(p)    New Credit Agreement. Substantially concurrently with the issue and sale of the Securities as of the Closing Date, the Issuers and the Guarantors, as applicable, shall have entered into the New Credit Agreement on the terms described in the Time of Sale Information and the Offering Memorandum, and the Issuers and Guarantors agree that the issue and sale of the Securities pursuant to this Agreement is contingent on the closing of the New Credit Agreement and the repayment of all outstanding loans and other obligations under the Existing Credit Agreement.

(q)    Additional Documents. On or prior to the Closing Date, the Issuers and the Guarantors shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

7.    Indemnification and Contribution

(a)    Indemnification of the Initial Purchasers. The Issuers and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through the Representatives expressly for use therein.

(b)    Indemnification of the Issuers and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Issuers, each of the Guarantors, each of their respective directors and officers and each person, if any, who controls the Issuers or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities (or actions in respect thereof) that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the following: the fourth and fifth sentences of the seventh paragraph and the ninth paragraph under the heading “Plan of Distribution” in the Preliminary Offering Memorandum and the Offering Memorandum.

(c)    Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by the Representatives and any such separate firm for the Issuers, the Guarantors, their respective directors and officers and any control persons of the Issuers and the Guarantors shall be designated in writing by the Issuers. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for reasonable fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request, (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement unless such fees and expenses are being disputed in good faith (provided, that any fees and expenses not in dispute shall be required to be reimbursed), and (iii) the Indemnified Person shall have given at least 30 days written notice of its intention to settle. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification is or could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)    Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable or insufficient to hold harmless an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the aggregate amount paid or payable by such Indemnified Person, as incurred, as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Issuers from the sale of the Securities pursuant to this Agreement and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate initial offering price of the Securities. The relative fault of the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)    Limitation on Liability. The Issuers, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating, defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)    Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8.    Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Issuers, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by any of the Issuers or Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse to, and makes it impracticable or inadvisable to proceed with, the offering, sale or delivery, of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum; or (v) an event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

9.    Defaulting Initial Purchaser.

(a)    If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Issuers on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Issuers may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Issuers or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Issuers agree to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b)    If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c)    If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Issuers shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Issuers or the Guarantors, except that the Issuers and each of the Guarantors will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)    Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Issuers or any non-defaulting Initial Purchaser for damages caused by its default.

10.    Payment of Expenses.

(a)    Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Issuers and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Issuers’ and the Guarantors’ counsels and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (ix) the fees and expenses of the Trustee and the Collateral Trustee and any agent of the Trustee or the Collateral Trustee and the fees and disbursements of counsel for the Trustee and the Collateral Trustee in connection with the Indenture, the Security Documents, the Collateral Trust Agreement and the Securities; (x) all fees and expenses associated with the assignment, creation and perfection of security interests and disclosure with respect thereto, and the negotiation of the Collateral Trust Agreement and disclosure with respect thereto, including, without limitation, pursuant to the Security Documents and the related UCC financing statements, including filing fees, and all fees and disbursements of Latham & Watkins LLP, counsel to the Initial Purchasers, in connection therewith in an amount no greater than $250,000, and (xi) all expenses incurred by the Issuers in connection with any “road show” presentation to potential investor. It is understood, however, that, except as provided in this Section and Section 7 hereof, the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any of such Initial Purchasers’ advertising or roadshow expenses connected with any offers they may make.

(b)    If (i) this Agreement is terminated pursuant to Section 8, (ii) the Issuers for any reason fail to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Issuers and each of the Guarantors jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

11.    Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of each Initial Purchaser referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

12.    Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuers, the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Issuers, the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Issuers, the Guarantors or the Initial Purchasers.

13.    Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; (d) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act and (e) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.

14.    Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Issuers, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

15.    Miscellaneous.

(a)    Authority of the Representatives. Any action by the Initial Purchasers hereunder may be taken by the Representatives on behalf of the Initial Purchasers, and any such action taken by the Representatives shall be binding upon the Initial Purchasers.

(b)    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.

(i) if to the Initial Purchasers:

CITIGROUP GLOBAL MARKETS INC.

388 Greenwich Street

New York, New York 10013

Telecopy No.: (646) 291-1469

Attention: General Counsel

J.P. MORGAN SECURITIES LLC.

383 Madison Avenue

New York, New York 10179

Telecopy No.: (212) 834-6081

Attention: Investment Grade Syndicate Desk – 3rd Floor

with a copy to:

LATHAM & WATKINS LLP (which shall not constitute notice)

885 Third Avenue

New York, NY 10022

Telecopy No.: (212) 906-1200

Attention: Peter Labonski

(ii)	if to the Issuers and the Guarantors:

ENDO DESIGNATED ACTIVITY COMPANY

ENDO FINANCE LLC

ENDO FINCO INC.

1400 Atwater Drive

Malvern, PA 19355

Telecopy No.: (484) 713-5204

Attention: Chief Legal Officer

with a copy to:

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP (which shall not constitute notice)

Four Times Square

New York, NY 10036

Telecopy No.: (212) 735-3497

Attention: Stacy J. Kanter

(c)    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Issuers, the Guarantors and each Initial Purchaser hereby (a) agree that any suit or proceeding arising in respect of this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in the City and County of New York, (b) agree to submit to the jurisdiction of, and to venue in, such courts and (c) agree that a final judgment in any such action or any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by law. Each of the Issuers and the Guarantors, to the extent organized outside of the United States, shall appoint CT Corporation System, 111 Eighth Avenue, 13th Floor, New York, NY 10011, as its agent for service of process in any such suit, action or proceeding and agrees that service of process upon said authorized agent shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding. Each of the Issuers and the Guarantors, to the extent organized outside of the United States agrees to deliver, upon the execution and delivery of this Agreement, a written acceptance by such agent of its appointment as such agent. Each of the Issuers and the Guarantors, to the extent organized outside of the United States, further agrees to take any and all action, including the filing of any and all such documents and instruments, as may be reasonably necessary to continue such designation and appointment of CT Corporation System in full force and effect for so long as this Agreement, remains in force. EACH OF THE ISSUERS AND THE GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

To the extent that the Issuers and the Guarantors have or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) Ireland, or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which they own or lease property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, each of the Issuers and the Guarantors hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

(d)    Entire Agreement. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

(e)    Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(f)    Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(g)    Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature pages follow]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Accepted and Agreed to:

CITIGROUP GLOBAL MARKETS INC.

J.P. MORGAN SECURITIES LLC

Acting severally on behalf of themselves

and the several Initial Purchasers named in

in Schedule 1 hereto

CITIGROUP GLOBAL MARKETS INC.

By	/s/ Michael Tortora
Name: Michael Tortora
Title: Director

J.P. MORGAN SECURITIES LLC

By	/s/ Vivek Lal
Name: Vivek Lal
Title: Executive Director

[Signature Page to Purchase Agreement]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

ENDO FINANCE LLC
as an Issuer

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Secretary

[Signature Page to Purchase Agreement]

ENDO FINCO INC.
as an Issuer

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Secretary

[Signature Page to Purchase Agreement]

ENDO DESIGNATED ACTIVITY COMPANY
as an Issuer

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	Director

[Signature Page to Purchase Agreement]

ENDO INTERNATIONAL PLC
as a Guarantor

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	Secretary

[Signature Page to Purchase Agreement]

ENDO GLOBAL FINANCE, LLC
as a Guarantor

By:	/s/ Karen Wallace
Name:	Karen Wallace
Title:	Authorized Signatory

[Signature Page to Purchase Agreement]

ACTIENT THERAPEUTICS, LLC
AUXILIUM PHARMACEUTICALS, LLC
AUXILIUM INTERNATIONAL HOLDINGS, LLC
DAVA PHARMACEUTICALS, LLC
ENDO HEALTH SOLUTIONS INC.
ENDO PHARMACEUTICALS INC.
ENDO PHARMACEUTICALS SOLUTIONS INC.
ENDO PHARMACEUTICALS VALERA INC.
GENERICS INTERNATIONAL (US PARENT), INC.
JHP GROUP HOLDINGS, LLC
PAR, LLC
SLATE PHARMACEUTICALS, LLC
ENDO GENERICS HOLDINGS, INC.
PAR STERILE PRODUCTS, LLC
ANCHEN 2 INCORPORATED
ANCHEN INCORPORATED
ANCHEN PHARMACEUTICALS, INC.
ANCHEN PHARMACEUTICALS 2, INC.
GENERICS INTERNATIONAL (US) 2, INC.
GENERICS INTERNATIONAL (US), INC.
INNOTEQ 2, INC.
INNOTEQ, INC.
JHP GROUP HOLDINGS 2, INC.
KALI LABORATORIES 2, INC.
PAR PHARMACEUTICAL 2, INC.
PAR PHARMACEUTICAL COMPANIES, INC.
PAR PHARMACEUTICAL HOLDINGS, INC.
PAR PHARMACEUTICAL, INC.
PAR TWO, INC.
KALI LABORATORIES, LLC
ENDO FINANCE GENERICS LLC
each, as a Guarantor

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to Purchase Agreement]

ASTORA WOMEN’S HEALTH HOLDINGS, LLC
ASTORA HOLDINGS, LLC
ASTORA WOMEN’S HEALTH, LLC
each, as a Guarantor

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to Purchase Agreement]

JHP ACQUISITION, LLC
as a Guarantor
by JHP GROUP HOLDINGS, LLC, as Manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

ENDO LLC
ENDO U.S. INC.
each, as a Guarantor

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Secretary

GENERICS BIDCO I, LLC
MOORES MILL PROPERTIES, L.L.C.
QUARTZ SPECIALTY PHARMACEUTICALS, LLC
VINTAGE PHARMACEUTICALS, LLC
each, as a Guarantor
by GENERICS INTERNATIONAL (US), INC.,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

DAVA INTERNATIONAL, LLC
as a Guarantor
by DAVA PHARMACEUTICALS, LLC,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to Purchase Agreement]

ACTIENT PHARMACEUTICALS LLC
as a Guarantor

By:	AUXILIUM PHARMACEUTICALS, LLC,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

AUXILIUM US HOLDINGS, LLC
as a Guarantor

By:	AUXILIUM PHARMACEUTICALS, LLC,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

70 MAPLE AVENUE, LLC
as a Guarantor

By:	ACTIENT PHARMACEUTICALS LLC,
its manager

By:	AUXILIUM PHARMACEUTICALS, LLC,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to Purchase Agreement]

TIMM MEDICAL HOLDINGS, LLC
as a Guarantor

By:	ACTIENT PHARMACEUTICALS LLC,
its manager

By:	AUXILIUM PHARMACEUTICALS, LLC,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

ENDO PAR INNOVATION COMPANY, LLC
as a Guarantor

By:	PAR PHARMACEUTICAL, INC.,
its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page to Purchase Agreement]

AUXILIUM UK LTD.
as a Guarantor

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	Director

[Signature Page to Purchase Agreement]

PAR LABORATORIES EUROPE, LTD.
as a Guarantor

By:	/s/ Robert J. Cobuzzi
Name:	Robert J. Cobuzzi
Title:	Director

[Signature Page to Purchase Agreement]

ENDO SOMAR HOLDINGS B.V.
as a Guarantor

By:	/s/ Robert J. Cobuzzi
Name:	Robert J. Cobuzzi
Title:	Managing Director A

By:	/s/ Gert Jan Rietberg
Name:	Gert Jan Rietberg
Title:	Managing Director B

[Signature Page to Purchase Agreement]

ENDO VENTURES CYPRUS LIMITED
as a Guarantor

By:	/s/ Orla Bohill
Name:	Orla Bohill
Title:	Director

ENDO FINANCE LIMITED
ENDO FINANCE II LIMITED
ENDO FINANCE III LIMITED
ENDO FINANCE IV LIMITED
ENDO FINANCE V LIMITED
ENDO IRELAND FINANCE LIMITED
ENDO IRELAND FINANCE II LIMITED
ENDO MANAGEMENT LIMITED
ENDO TOPFIN LIMITED
ENDO VENTURES LIMITED
HAWK ACQUISITION IRELAND LIMITED each, as a Guarantor

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	Director

[Signature Page to Purchase Agreement]

PALADIN LABS CANADIAN HOLDING INC.
PALADIN LABS INC. each, as a Guarantor

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Secretary

[Signature Page to Purchase Agreement]

ENDO VENTURES BERMUDA LIMITED
ENDO GLOBAL VENTURES
ENDO BERMUDA FINANCE LIMITED
each, as a Guarantor

By:	/s/ Robert J. Cobuzzi
Name:	Robert J. Cobuzzi
Title:	Director

[Signature Page to Purchase Agreement]

ENDO LUXEMBOURG HOLDING COMPANY S.À.R.L.
as a Guarantor

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	A Manager

By:	/s/ François-Xavier Goossens
Name:	François-Xavier Goossens
Title:	B Manager

ENDO LUXEMBOURG FINANCE COMPANY I S.À.R.L.
as a Guarantor

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	A Manager

By:	/s/ François-Xavier Goossens
Name:	François-Xavier Goossens
Title:	B Manager

ENDO LUXEMBOURG FINANCE COMPANY II S.À.R.L.
as a Guarantor

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	A Manager

By:	/s/ François-Xavier Goossens
Name:	François-Xavier Goossens
Title:	B Manager

[Signature Page to Purchase Agreement]

ENDO US HOLDINGS LUXEMBOURG I S.À.R.L.
as a Guarantor

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	A Manager

By:	/s/ François-Xavier Goossens
Name:	François-Xavier Goossens
Title:	B Manager

ENDO US HOLDINGS LUXEMBOURG II S.À.R.L.
as a Guarantor

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	A Manager

By:	/s/ François-Xavier Goossens
Name:	François-Xavier Goossens
Title:	B Manager

[Signature Page to Purchase Agreement]

LUXEMBOURG ENDO SPECIALTY PHARMACEUTICALS HOLDING I S.À R.L.
as a Guarantor

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	A Manager

By:	/s/ François-Xavier Goossens
Name:	François-Xavier Goossens
Title:	B Manager

LUXEMBOURG ENDO SPECIALTY PHARMACEUTICALS HOLDING II S.À R.L.
as a Guarantor

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	A Manager

By:	/s/ François-Xavier Goossens
Name:	François-Xavier Goossens
Title:	B Manager

[Signature Page to Purchase Agreement]

SCHEDULE 1

Initial Purchasers	Principal Amount of Securities
Citigroup Global Markets Inc.	63,345,000
J.P. Morgan Securities LLC	63,345,000
Credit Suisse Securities (USA) LLC	23,130,000
Deutsche Bank Securities Inc.	23,130,000
Goldman & Sachs & Co.	23,130,000
Morgan Stanley & Co. LLC	23,130,000
RBC Capital Markets, LLC	23,130,000
Barclays Capital Inc.	12,630,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	12,630,000
Fifth Third Securities, Inc.	8,100,000
Mitsubishi UFJ Securities (USA), Inc.	8,100,000
SMBC Nikko Securities America, Inc.	8,100,000
SunTrust Robinson Humphrey, Inc.	8,100,000

Total	$300,000,000

SCHEDULE 2

Subsidiaries

1.	Endo Designated Activity Company
2.	Endo Ventures Limited
3.	Endo Management Limited
4.	Endo TopFin Limited
5.	Endo Luxembourg Holding Company S.a.r.l
6.	Endo Luxembourg Finance Company I S.a.r.l.
7.	Endo Global Finance LLC
8.	Endo Finance Generics LLC
9.	Endo Somar Holdings B.V.
10.	Endo Receivables Limited
11.	Endo LLC
12.	Endo Finco Inc.
13.	Par Pharmaceutical Holdings, Inc.
14.	Luxembourg Endo Specialty Pharmaceuticals Holding I S.a.r.l.
15.	Luxembourg Endo Specialty Pharmaceuticals Holding II S.a.r.l.
16.	Endo Luxembourg Finance Company II S.a.r.l.
17.	Endo Finance Limited
18.	Endo Finance II Limited
19.	Endo Finance III Limited
20.	Endo Finance IV Limited
21.	Endo Finance V Limited
22.	Endo Bermuda Finance Limited
23.	Endo Finance LLC
24.	Endo U.S. Inc.
25.	Endo Ventures Bermuda Limited
26.	Endo Health Solutions Inc.
27.	Endo Pharmaceuticals Inc.
28.	Astora Women’s Health Ireland Limited
29.	Hawk Acquisition Ireland Limited
30.	Endo Generics Holdings, Inc.
31.	Par Pharmaceutical 2, Inc.
32.	Par Two, Inc.
33.	JHP Group Holdings 2, Inc.
34.	Innoteq 2, Inc.
35.	Anchen 2 Incorporated
36.	Anchen Pharmaceuticals 2, Inc.
37.	Kali Laboratories 2, Inc.
38.	Endo Ireland Finance Limited
39.	Endo Ireland Finance II Limited
40.	Endo US Holdings Luxembourg I S.à r.l.
41.	Endo US Holdings Luxembourg II S.à r.l.
42.	Endo Pharmaceuticals Solutions Inc.
43.	CPEC LLC

44.	Endo Pharmaceuticals Valera Inc.
45.	Generics International (US Parent), Inc.
46.	Par Pharmaceutical Companies, Inc.
47.	Par Pharmaceutical, Inc.
48.	Par Laboratories Europe, Ltd.
49.	Innoteq, Inc.
50.	Kali Laboratories, LLC
51.	Endo Par Innovation Company, LLC
52.	Par, LLC
53.	Generics International (US), Inc.
54.	Generics International (US) 2, Inc.
55.	Generics Bidco I, LLC
56.	Vintage Pharmaceuticals, LLC
57.	Moores Mill Properties L.L.C.
58.	Quartz Specialty Pharmaceuticals, LLC
59.	Par Formulations Private Limited
60.	Par Biosciences Private Limited
61.	Par Active Technologies Private Limited
62.	Anchen Incorporated
63.	Anchen Pharmaceuticals, Inc.
64.	JHP Group Holdings, LLC
65.	JHP Acquisition, LLC
66.	Par Sterile Products, LLC
67.	Astora Holdings, LLC
68.	Astora Women’s Health, LLC
69.	Astora Women’s Health Germany GmbH
70.	Astora Women’s Health Australia Pty, Ltd.
71.	Astora Women’s Health Bermuda ULC
72.	Astora Women’s Health Technologies
73.	Astora Women’s Health France S.A.S.
74.	Astora Women’s Health Spain, SL
75.	Astora Women’s Health Holdings, LLC
76.	Paladin Labs Canadian Holding Inc.
77.	Paladin Labs Inc.
78.	Paladin Labs Europe Limited
79.	Endo Ventures Cyprus Limited
80.	Paladin Labs

      (Ireland) Limited

81.	Litha Healthcare (Pty) Group Limited
82.	Pharmaplan (Pty) Ltd
83.	OTC Pharma SA (Pty) Ltd
84.	Litha Health Care Holdings (Pty) Ltd
85.	Firefly Investments 223 (Pty) Ltd
86.	Pharmafrica (Pty) Ltd
87.	Litha Healthcare Group SSC (Pty) Ltd
88.	Litha Medical Consumables (Pty) Ltd

89.	Litha Pharma (Pty) Ltd
90.	Goldex 775 (Pty) Ltd
91.	MS Patient Care Pharmacy (Pty) Ltd
92.	Dava Pharamaceuticals, LLC
93.	DAVA International, LLC
94.	Auxilium Pharmaceuticals, LLC
95.	Slate Pharmaceuticals, LLC
96.	Auxilium International Holdings, LLC
97.	Actient Pharmaceuticals LLC
98.	Actient Therapeutics, LLC
99.	Auxilium US Holdings, LLC
100.	Timm Medical Holdings, LLC
101.	70 Maple Avenue, LLC
102.	Auxilium UK Ltd
103.	Endo Global Ventures
104.	Grupo Farmacéutico Somar, Sociedad Anónima Promotora de Inversión de Capital Variable
105.	Serral, Sociedad Anónima de Capital Variable
106.	Laboratorios Serral, Sociedad Anónima de Capital Variable
107.	Somar Humana, Sociedad Anónima de Capital Variable
108.	Lakeside Salud Humana, Sociedad Anónima de Capital Variable
109.	Pharma Inmobiliria, Sociedad Anónima de Capital Variable

ANNEX A

a.    Additional Time of Sale Information

1.	List each document provided as an amendment or supplement to the Preliminary Offering Memorandum.

None.

2.	Term sheet containing the terms of the securities, substantially in the form of Annex B.

ANNEX B

Endo Designated Activity Company

Endo Finance LLC

Endo Finco Inc.

Pricing Term Sheet

(See attached)

PRICING SUPPLEMENT	STRICTLY CONFIDENTIAL

Endo Designated Activity Company

Endo Finance LLC

Endo Finco Inc.

5.875% Senior Secured Notes due 2024

April 12, 2017

This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum dated April 11, 2017 (the “Preliminary Offering Memorandum”). The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Preliminary Offering Memorandum.

Decrease in Size of Offering

The aggregate principal amount of the Notes (as defined below) to be issued in the offering has been decreased from $750.0 million to $300.0 million and our assumed borrowing under the New Term Loan Facility has been increased from $2,965.0 million to $3,415.0 million. As a result, all corresponding references in the Preliminary Offering Memorandum relating to the assumed borrowing under the New Term Loan Facility should be increased by $450.0 million and the aggregate principal amount of the Notes offered should be decreased by $450.0 million.

The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the United States to non-U.S. persons in accordance with Regulation S under the Securities Act.

Terms Applicable to the 5.875% Senior Secured Notes due 2024 (the “Notes”)

Issuers:	Endo Designated Activity Company, Endo Finance LLC and Endo Finco Inc.

Principal Amount:	$300,000,000

Gross Proceeds:	$300,000,000

Title of Securities:	5.875% Senior Secured Notes due 2024

Final Maturity Date:	October 15, 2024

Issue Price:	100.0%

Coupon:	5.875%

Yield to Maturity:	5.875%

Spread to Benchmark Treasury:	376 bps

Benchmark Treasury:	UST 2.125% due March 31, 2024

Interest Payment Dates:	April 15 and October 15, beginning on October 15, 2017

Record Dates:	April 1 and October 1

Ratings:	Omitted Omitted

A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time, and each rating should be evaluated independently of any other rating.

Optional Redemption:	On and after April 15, 2020, in whole or in part, at the redemption prices set forth below (expressed as percentages of the principal amount), plus accrued and unpaid interest, if any, to, but not including, the redemption date, beginning on April 15 of the years set forth below:

	Date	Price
	2020 2021 2022 and thereafter	102.938% 101.469% 100.000%

Make-Whole Redemption:	Prior to April 15, 2020, make-whole call at T + 50 bps

Equity Clawback:	On or prior to April 15, 2020, up to 35.000% at a redemption price equal to 105.875 % of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to, but not including, the redemption date

Change of Control:	Offer to purchase at 101.000% of principal, plus accrued and unpaid interest to, but not including, the date of purchase

Joint Book-Running Managers:

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

Barclays Capital Inc.

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Morgan Stanley & Co. LLC

RBC Capital Markets, LLC

Co-Managers:	Fifth Third Securities, Inc. MUFG Securities Americas Inc. SMBC Nikko Securities America, Inc. SunTrust Robinson Humphrey, Inc.

Trade Date:	April 12, 2017.

Settlement Date:	April 27, 2017 (T+ 10).

Denominations:	$200,000 and integral multiples of $1,000 in excess thereof

Distribution:	144A/Regulation S for life

CUSIP and ISIN Numbers:	144A Notes: CUSIP: 29273D AA8 ISIN: US29273DAA81	Reg S Notes: CUSIP: G30407 AA1 ISIN: USG30407AA14

We expect that delivery of the Notes will be made to investors on or about April 27, 2017, which will be the tenth business day following the date of this offering memorandum (such settlement being referred to as “T+10”). Under Rule 15c6-1 under the U.S. Securities Exchange Act of 1934, trades in the secondary market are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade Notes prior to the delivery of the Notes hereunder will be required, by virtue of the fact that the Notes initially settle in T+10, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes prior to their date of delivery hereunder should consult their advisors.

This material is strictly confidential and is for your information only and is not intended to be used by anyone other than you. This material is personal to each offeree and does not constitute an offer to any other person or the public generally to subscribe for or otherwise acquire the Notes. This Pricing Supplement supplements the description of the Notes and the offering in the Preliminary Offering Memorandum and does not purport to be complete. Please refer to the Preliminary Offering Memorandum for a more complete description.

This communication is not intended to be a confirmation as required under Rule 10b-10 of the Securities Exchange Act of 1934, as amended. A formal confirmation will be delivered to you separately. This communication shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. The Notes will be offered and sold to qualified institutional buyers in the United States in reliance on Rule 144A under the Securities Act, and to persons in offshore transactions in reliance on Regulation S under the Securities Act. The Notes have not been and will not be registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from the registration requirement.

Any disclaimers or other notices that may appear below the text of this legend are not applicable to this Pricing Supplement and should be disregarded. Such disclaimers or other notices may have been automatically generated as a result of this Pricing Supplement being sent via, or posted on, Bloomberg email or another electronic communication system.

ANNEX C

Restrictions on Offers and Sales Outside the United States

In connection with offers and sales of Securities outside the United States:

(a)    Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

(b)    Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

(i)    Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.

(ii)    None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(iii)    At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.”

(iv)    Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Issuers.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

Each Initial Purchaser acknowledges that no action has been or will be taken by the Issuers that would permit a public offering of the Securities, or possession or distribution of any of the Time of Sale Information, the Offering Memorandum, any Issuer Written Communication or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.